SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  April 23, 2003


                         PHARMACEUTICAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



   NEW JERSEY                 FILE NUMBER 1-10827                22-3122182
(State or Other             (Commission File Number)         (I.R.S. Employer
Jurisdiction of                                              Identification No.)
Corporation or Organization)


ONE RAM RIDGE ROAD, SPRING VALLEY, NEW YORK                              10977
       (Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code: (845) 425-7100

Item 7. Financial Statements and Exhibits.
------  ---------------------------------

      (c)  Exhibits

      99.1 Press Release of Pharmaceutical Resources, Inc. dated April 23, 2003


Item 9. Regulation FD Disclosure.
------  ------------------------

      The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

      The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

      On April 23, 2003, Pharmaceutical Resources, Inc. issued an earnings release announcing its financial results for the first quarter ended March 30, 2003. A copy of the earnings release is attached as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


April 23, 2003


                                    PHARMACEUTICAL RESOURCES, INC.
                                    ------------------------------
                                                (Registrant)



                                    /s/ Dennis J. O'Connor
                                    ------------------------------------------
                                    Dennis J. O'Connor
                                    Vice President,  Chief  Financial  Officer
                                    and Secretary


                                       3